UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeanine M. Bajczyk
Advisors Series Trust
615 East Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2008

Date of reporting period: March 31, 2008

Item 1. Report to Stockholders.

Chase
Growth Fund

Chase Mid-Cap
Growth Fund

Semi-Annual Report
Dated March 31, 2008

Chase Investment Counsel Corporation
300 Preston Avenue
Suite 403
Charlottesville, Virginia 22902-5091

Advisor: 434-293-9104
Shareholder Servicing: 888-861-7556
www.chaseinv.com

Chase Funds

May 9, 2008

Dear Fellow Shareholder:

We are pleased to present our combined semi-annual report for the Chase Growth Fund (NASDAQ: CHASX, CHAIX) and the Chase Mid-Cap Growth Fund (NASDAQ: CHAMX) for the period ending March 31, 2008.  At the end of the first quarter, over 11,000 shareholders had $574.2 million invested in the Chase Growth Fund, while the Chase Mid-Cap Growth Fund had $28.4 million in assets with over 200 shareholders.  On January 28, 2007, we initiated a Substantial Investor Class of shares in the Chase Growth Fund (CHAIX) with a management fee lower by 0.25% for direct shareholders who have invested $1 million or more.  We appreciate the trust all of you have placed in our management and we want to extend a special welcome to new shareholders since our October 30th letter.

Fund Performance Overview

Our investment process combines fundamental, technical, and quantitative analysis. We seek good quality companies that are leaders in their industries and enjoy above average, sustainable earnings growth with strong balance sheets to support that growth.  Both the Chase Growth Fund and the Chase Mid-Cap Growth portfolios include a diversified group of companies that we believe represent relatively outstanding investment opportunities.  The following is a discussion of the components and drivers of the performance of each fund, as well as how the characteristics of the underlying stocks compare with those in the Russell 1000® Growth Index and the Russell MidCap® Growth Index, respectively.

Chase Growth Fund (CHASX and CHAIX)
6 months ended 3/31/08
Chase Growth Fund Class N (CHASX)	-6.50%
Chase Growth Fund SI Class (CHAIX)	-6.39%
Lipper Large Cap Growth Funds Index	-10.96%
Russell 1000® Growth Index	-10.87%
S&P 500® Index	-12.46%

Lipper Analytics Services, Inc.1 ranked the Chase Growth Fund Class N Shares (based on total return) #8 out of 247, #83 out of 521, #203 out of 615 and #44 out of 739 funds in its Large Cap Growth Universe for the ten years, five years, three years and one year ended 3/31/08.  Lipper also ranked the SI Class Shares of the Chase Growth Fund #43 out of 739 funds for the one year ended 3/31/08, also in the Large Cap Growth Universe.  Past performance is not a guarantee of future results.

On March 31st the Chase Growth Fund was invested in 34 stocks, which on average were rated A+ quality by Value Line.  They range in market capitalization from $16.2 billion (Express Scripts) to $211.0 billion (Wal-Mart Stores).

In the last six months, the Chase Growth Fund has outperformed the benchmarks in a difficult market environment.  The Fund was up during the fourth quarter in a generally down period for the market indexes, and we were down less than our benchmarks during the first quarter of 2008.  During this period we were once again helped by our relatively low weightings (from reductions that began in mid-2007) in the consumer discretionary and financial sectors, but individual stock selection, which was strong across all the major sectors, was the main driver of relative

Chase Funds

returns.  Stock selection was positive in most sectors, and particularly strong in the consumer discretionary, healthcare, materials, industrials, and telecommunications services sectors.  One area of weak stock selection was the technology sector, but this weakness was offset by a low weighting in the sector.  For the six months ended March 31st, our five best performing stocks were Potash Corp. +39.18%, Apache Corp. +23.83%, CSX Corp. +11.47%, Mobile Telesystems ADR +11.33% and Deere & Co. +9.11%.

The chart below compares the characteristics of Chase Growth Fund stocks to the stocks in the Russell 1000® Growth Index.  Chase Growth Fund stocks have higher five-year average annual earnings per share growth rates of 25% vs. 22% for the Russell 1000® Growth Index.  They are more profitable with a Return on Equity of 28% vs. 25%.  Even with higher earnings growth rates they sell at a 4% lower price/earnings multiple than the Russell 1000® Growth Index (16.6X vs. 17.3X) based on 2008 estimated earnings.  Relative to their earnings growth and earnings reinvestment rates we believe “Chase” stocks offer significantly better value than those in the Russell 1000® Growth Index.  Our stocks are selling at price/earnings multiples that are only 0.66 times their five-year historical growth rates compared to 0.77 times for the Russell 1000® Growth Index and 0.80 times their projected reinvestment rates compared to 0.89 times for the Russell 1000® Growth Index.

March 31, 2008	CHASE GROWTH FUND STOCKS vs. RUSSELL 1000® GROWTH INDEX

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data and is not a prediction of future results for the Fund or companies held in the Fund's portfolio.

March 31, 2008	FUNDAMENTALS AND RATIOS

P/E to Five-Year Historical Growth	P/E to Projected Reinvestment Rate

Chase Funds

Chase Mid-Cap Growth Fund (CHAMX)
6 months ended 3/31/08
Chase Mid-Cap Growth Fund (CHAMX)	-10.57%
Lipper MidCap Growth Funds Index	-12.81%
Russell Midcap® Growth Index	-12.46%

Lipper Analytics Services, Inc.1 ranked the Chase Mid-Cap Growth Fund (based on total return) #262 out of 414, #328 out of 503 funds and #126 out of 607 in its Mid-Cap Growth Fund Universe for the five years, three years and one year ended 3/31/08.  Past performance is not a guarantee of future results.

On March 31st the Chase Mid-Cap Growth Fund was invested in 43 stocks, which on average were rated B++ quality by Value Line.  They range in market capitalization from $1.0 billion (Amedisys Inc.) to $16.2 billion (Express Scripts.).

Like the Chase Growth Fund, the Chase Mid-Cap Growth Fund was down less than the relevant benchmarks over the last 6 months.  We were able to post slightly positive returns in the fourth quarter of 2007 while the benchmarks were down, and were down roughly the same as the benchmarks during the first quarter.  Over the period, we were helped by our underweight position in the consumer discretionary and telecommunications services sectors, as well as our overweight position in the materials sector.  Stock selection was positive in the consumer discretionary, healthcare, and utilities sectors.  Stock selection in the technology sector was relatively weak, but as was the case for the Chase Growth Fund, our relatively low weighting in the sector helped to offset this issue.  For the six months ended March 31st, our top performing stocks were Range Resources +42.99%, Priceline.com +35.21%, Kirby Corp. +27.23%, Icon PLC ADR +27.16%, and Sigma Aldrich 22.38%.

The chart below compares the characteristics of Chase Mid-Cap Growth Fund stocks to the stocks in the Russell Midcap® Growth Index.  Chase Mid-Cap Growth Fund stocks have characteristics similar to those in the Chase Growth Fund.  They enjoy greater five-year average annual earnings per share growth rates of 27% vs. 26% for the Russell Midcap® Growth Index.  Relative to their earnings growth and earnings reinvestment rates we believe these “Chase” stocks also offer significantly better value than those in the Russell Midcap® Growth Index.  Our mid-cap stocks are selling at the same price/earnings to five-year historical growth rate as the Russell Midcap® Growth Index while they are selling for price/earnings multiples that are only 0.87 times their projected reinvestment rates compared to 1.00 times for the Russell Midcap® Growth Index.

March 31, 2008	CHASE MID-CAP GROWTH FUND STOCKS vs. RUSSELL MIDCAP® GROWTH

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data and is not a prediction of future results for the Fund or companies held in the Fund's portfolio.

Chase Funds

March 31, 2008	FUNDAMENTALS AND RATIOS

P/E to Five-Year Historical Growth	P/E to Projected Reinvestment Rate

Market Outlook

Chase Investment Counsel Corporation’s investment process is bottom up and driven by our security selection methodology.  For shareholders who are interested in the economic and market outlook, we feel that the best way for our firm to provide this information is by presenting a thorough, and well researched compilation of relevant factors that we believe could influence the market over the near term.

Positive Factors

•
The 8th year of the decade has been the second best Dow Jones Industrial Average (“DJIA”) performer since 1888, although in election years the average gain has only been about a third as much and 3 of the 5 declining election years since 1940 followed two term presidencies.

•
BCA Research’s Fair Value Model based on 10-Year Treasuries, cash rates, commodity prices and real estate recently indicated that even if 10-year Treasuries hit 6% (now 3.9%), they believe stocks would still be inexpensive compared to competing assets.

•
At the January and March market lows, the S&P 500® reached its median normalized historical P/E ratio of 17.3x.  According to the Leuthold Group 70% of market declines since 1945 bottomed within 10% of this level.  Abnormal periods shown by A & B:  A represents Post World War II concerns that the economy would relapse into depression and B reflects extremely high inflation and interest rates when the quality of earnings was questionable.

•
The “real” interest rate (Fed funds minus inflation) is now much lower than the real rates which proceeded past recessions.  March personal incomes climbed 4.5% year over year (“y-o-y”) and were not at recession levels.

•
Lowry’s OCO Unweighted Price Index (domestic NYSE stocks) peaked almost ten months ago in mid-July.  According to Dow Theory the recent Bear market ended when both the Industrials and Transports recently recorded recovery highs together on April 18, 2008.  By the time the National Bureau of Economic Research officially judges we’re in a recession, if they do, the market is usually well off its lows and rising in the next up cycle.

•
The Leuthold Group tabulated a record $596 billion cash acquisitions of public companies during 2007, a net equity supply shrink of $439 billion way ahead of the previous record of $303 billion in 2006.  As of 4/30/08 net supply has shrunk another $63 billion.

•
The financial crisis is clearly worse than most expected, but since the finance industry is so critical to the economy, its problems assure that the Federal Reserve will likely continue low interest rates and keep aggressively increasing liquidity to help financial companies and simultaneously bolster the stock market regardless of rising inflation.  In April Shadowstats estimated M-3 was increasing at nearly 20% y-o-y.  Monetary and fiscal stimulus should at least postpone a more serious decline.

Chase Funds

•	After two discount rate cuts in a row the “Two Tumbles and a Jump” Monetary Buy indicator is in effect.

•
Contrary sentiment measures are favorable.  For the weeks ending January 10th and March 14th, 59% of the investors polled by AAII were bearish.  Bears exceeded bulls by the most in 17 years.  Bears have only exceeded bulls by more than 33% three other times since 1990 (10/92, 2/03, and 7/06).  In the 12 months that followed, the S&P 500 rose 14%, 35%, and 24%, respectively.  (However, the fact that the most recent AAII Survey already shows the largest number of Bulls, fewest Bears, since the October 2007 peak suggests caution.)  On March 19th Investor’s Intelligence Adviser Sentiment (30.9% bulls, 44.7% bears) was close to the 2002 lows.  With Money Market funds at a record high of $3.5 trillion on 3/31/08, there is substantial purchasing power on the sidelines.  Since 1969 when Consumer Confidence has been below 66 (62.3% in April) which it has 11% of the time the DJIA has GAINED 27% per annum.

•
Near the 1/23/08 market low, new lows reached a peak of 1,114 and the volatility index rose to 37.6.  Despite all the negative developments and bad news since January the March lows only involved the DJIA being lower for one day while the Dow Transports held well above its January low and the number of NYSE new lows was only 759 with the volatility index at 35.6, which we believe may have been a successful test of the January lows.  On Friday (4/18/08) the DJIA rose above its February 1st high and helped confirm the action of the Transports.  With both averages advancing above their February peaks they triggered a Dow Theory bull signal which according to Richard Russell reconfirmed the primary bull trend.  After nine 90% NYSE downside (price and volume) days since early December 2007, on 3/18/08 and 4/1/08 we had 90% upside days, an indication that the market has declined sufficiently to attract institutional buying.  It’s important to realize that short interest on the NYSE is near an all time record level of nearly 16 billion shares; it’s a potentially explosive source of buying.

•
Lowry’s Intermediate Trend Sell signal had been in effect since 7/24/07 when the Selling Pressure Index rose above the Buying Power Index.  With the rally through 4/18 the DJIA, S&P 500, and the NASDAQ Composite all achieved breakouts above their February highs.  This rally also caused the Selling Pressure Index to fall more than 32 points, triggering a Lowry Intermediate Term Buy Signal.  However, Lowry’s analysis of Buying & Selling suggest that long term investors should still be cautious, as their Buying Power Index and upside volume has not increased significantly and the rally has been more selective than desired.

•
It is encouraging that foreigners in February bought a net $60.1 billion long term U.S. securities, nearly a 45% increase from January.  Even with our financial problems foreigners still want U.S. dollars to buy U.S. assets, like homes and securities of U.S. companies.  As Richard Russell recently pointed out, of the major power nations (U.S., China, and Russia) only the U.S. possess freedom of speech and protection of private property.  England, France, and Germany have free speech, but none have a potent military.

Risk Factors

•
By some measures, equity valuations remain historically high.  On March 31st, Ned Davis Research (“NDR”) estimated total common stock market capitalization (currently 4,700 U.S. common stocks) stood at 106.2% of nominal GDP; down 39% from its 3/31/2000 historic peak of 174.0%, but still higher than the peaks of 86.6% and 79.4% in 1929 and 1973.  By other measures, such as price/earnings, relative yields, and book values, equities do not appear to be overpriced.

•
Risks include competition from excess worldwide capacity, stricter lending requirements, increased mortgage defaults and the possibility that credit will generally seize up.  Already the mortgage crisis is spreading to credit cards, auto loans, municipal financing and corporate debt, especially for new businesses.  Deleveraging will likely take considerable time.  Total credit market debt is near record levels.  As defaults rise, the huge credit derivative market which some estimates put at ten times outstanding debt could be negatively impacted.  On 12/31/07,

Chase Funds

derivatives at U.S. commercial banks alone were $164.2 trillion, over 10 times our GDP.  While Collateralized Debt Obligations (“CDOs”) and derivatives may help spread risks broadly, they don’t eliminate risk and they often encourage risk taking.  No one knows the risk of these derivatives.  In 2003 Warren Buffet referred to them as “financial weapons of mass destruction”.

•
The Conference Board’s April Consumer Confidence index fell to 62.3, the worst since March 2003.  (While its negative for consumer spending, its extreme pessimism is bullish for stocks; in fact since 1969 when confidence has been below 66, the DJIA has gained 27% per annum!)  The Expectations index fell to 47.9 it’s lowest in 35 years just prior to the 1974 recession.  While mortgage equity withdrawals were still running at an annualized rate of $430 billion in Q4, the International Strategy & Investment Group expects withdrawals to decline to $100 billion by 3Q08,  a drag on future consumer spending equivalent to -0.5% to -1.0% of GDP.  Consumer spending is already weakening due to excessive debt, declining home equity, and higher energy and food costs.

•
In January when the DJIA and Transports went decisively below their August 16th closing lows of 12,846 and 4,672 the Dow Theory signaled that stocks were in a primary bear market.  The average decline between 1953-2002 after the six other longest S&P 500® rises without at least a 10% decline was 22%, which would equate to a downside target of DJIA at 11,000 and 1,230 for the S&P 500 (or 16% and 13% respectively from their 5/6/08 closes).  This has been an international bull market supported by excess liquidity resulting in a flight from the dollar and other fiat currencies into hard assets and equities.  Despite strength in some emerging markets, most of the major developed markets have broken their uptrend lines suggesting a Bear phase is underway.

•
Hedge Funds are heavily leveraged.  The four largest securities firms financed $4.4 trillion of assets with only $129.4 billion of equity.  As the market reprices risk, leverage works against those institutions and many of the announced Merger and Acquisition (“M&A”)/private equity deals will likely not be financed.  Moreover, with only 4.0% in cash equivalents, stock mutual funds are still quite aggressively invested.

•
Geopolitical uncertainties remain high.  In addition congress and the presidential candidates don’t seem to realize that the biggest long term risk is the erosion of the dollar’s status as the world’s reserve currency.

•	Corporate profit margins have been running at unsustainably high levels, 50% higher than the peaks of the ’60s–’90s, and may decline substantially in a weakening economy.

•
We still expect a relatively mild recession, with the possibility of 51/2-6% unemployment.  However, we believe this will be nothing like the 1979-82 downturn when government policies resulted in 17% mortgage rates and a 10.8% peak in unemployment.  Corporate earnings are estimated to decline during the first half of 2008.

Performance

•
Our investment process combines fundamental, technical, and quantitative analysis to control risk and build portfolios which we believe gives us a good balance between our goal of making money and preserving capital.  We’re long only and use no leverage.  For perspective, CHASX was the 8th best performer for the ten years ended 3/31/08 in the Lipper Large Cap Growth Fund Universe of 247 funds.  We obtained that ranking while emphasizing high quality, profitable, growing companies with reasonable price/earnings to growth rates.

Conclusion

•
For over a year we have warned our clients about the stock market’s vulnerability to the unwinding of huge financial engineering, derivatives, the debt bubble, heavily leveraged hedge funds, a private equity bubble, the housing bubble, and excess global liquidity.  Growth in the rest of the world could offset the U. S. slowdown.  Since the 1850s there has been a substantial decline starting some time in the 6th or 7th year of every decade.  The historical danger zone extends into the 8th years (DJIA -49.1% to a low in March 1938; -26.9% to February

Chase Funds

1978) as discussed by Growth Fund Guide.  Incidentally, during years ending in eight since the 1920s the S&P lows have always been in the first quarter.  The average bear market since 1949 resulted in a 29.9% decline in the S&P 500.  If the final low occurred on March 10th at -18.6% it would be the second shallowest bear market in 60 years.  Bear markets are not one directional.  Between the 2000 peak and Lowry’s major Buy-signal on 3/17/03, there was a 1-month, two 2-month, and a 6-month rally (altogether 383 up days versus 399 down).  In 2000-2002 there were 16 rallies of 5% or more.  So far the stock market is betting that the Fed and other central banks will be successful in restoring investor confidence and avoiding a meltdown.  Many financial institutions face severe loan quality problems and it remains unclear whether, after what UBS described as “the biggest failure of ratings and risk management ever”, they will be willing to use their liquidity to help troubled clients.  Desperate to avoid a worsening financial crisis, the Fed and various government agencies are socializing lending risks and reducing lending standards which won’t solve the basic debt/leverage problem and may result in serious unintended consequences, but should help stabilize the economy over the shorter term.

•
In 2000, 94% of all the money in ETFs and sector funds was in NDR categorized growth funds.  Since then, by style, Value generally outperformed Growth until May ’07.  On May 5th that ratio was 49.5%, still close to the record low and well below its 16 year mean of 61%. With growth stocks underweighted they should continue to perform relatively well over what has historically been a 5-6 year style cycle.  We are avoiding most financial stocks which without huge fees from securitizing and profits from heavily leveraged financial assets and dilution from new capital will likely require years to restore their earlier earnings per share growth.  We are emphasizing high quality defensive growth companies especially those with rapidly growing foreign operations.  We continue to be cautious, because we do not believe the market as yet is discounting the probability of a democrat election sweep and the higher taxes and possibly anti-trade and other legislation which that implies.  The economic slowdown and the transition from speculation to risk aversion which we are experiencing favors our reasonably priced, large cap growth stocks.  We believe our equities should continue to perform relatively well in that environment.  Our balanced portfolios typically have at least 50% in reserves and do not own any CDOs, primarily T-bills, short term Treasury notes and cash equivalents.

Chase Investment Counsel Corp. manages over $6 billion for clients in 38 states.  The Chase Growth Fund (CHASX & CHAIX) and our Chase Mid-Cap Growth Fund (CHAMX) are managed by the same investment team, headed by David Scott, Chief Investment Officer, and Portfolio Manager Brian Lazorishak, that manages our large separate accounts.  As a moderate size firm, we have much more flexibility in buying and selling large and mid-cap stocks without a significant market impact.

To discourage even legal short term trading, which disrupts portfolio management and increases expenses for long-term investors, we impose a 2% fee on sales of shares in either fund held less than 60 days, computed on a first-in, first-out basis.  Such fees remain in the fund for the benefit of all shareholders.  As the assets in the Chase Growth Fund have grown, the expense ratio has continued to decline and is now at 1.17% on an annualized basis for the Class N (CHASX) shares; 0.92% for Substantial Investor Class (CHAIX) shares.  On the Chase Mid-Cap Growth Fund, our expense ratio remains capped at 1.48% and we plan to waive front-end commissions through 2009.  The Chase Growth Fund has never had a sales load and neither fund has any annual 12-b-1 fees.

We assure you that we will be working very hard to find, analyze and invest in relatively attractive, good quality stocks.  The officers and employees of Chase Investment Counsel Corporation appreciate your confidence and we look forward to a long investment relationship together.  Listed below are the 10 largest holdings of each fund as of March 31, 2008.

Chase Funds

TOP 10 HOLDINGS

Chase Growth Fund			Chase Mid-Cap Growth Fund
1.	Potash Corp. Sask. Inc.	4.57%	1.	Sigma Aldrich Corp.	4.11%
2.	McDonalds Corp.	4.57%	2.	Micros Sys Inc.	3.62%
3.	Deere & Co.	4.51%	3.	Cameron International Corp.	3.28%
4.	Coca Cola Co.	4.31%	4.	Questar Corp.	3.22%
5.	IBM	3.91%	5.	Energen Corp.	3.20%
6.	Wal-Mart Stores	3.89%	6.	Ametek Inc.	3.20%
7.	Lockheed Martin Corp.	3.71%	7.	Priceline Inc.	3.14%
8.	AFLAC Inc.	3.69%	8.	Western Digital Corp.	3.13%
9.	Colgate Palmolive Co.	3.59%	9.	TJX Companies Inc.	3.12%
10.	Johnson & Johnson	3.58%	10.	Church & Dwight Inc.	3.01%

Derwood S. Chase, Jr., CIC, President	David B. Scott, CFA, Chief Investment Officer
Chase Investment Counsel Corporation	Chase Investment Counsel Corporation

The Chase Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company, and it may be obtained by calling 888-861-7556 or visiting www.chaseinv.com.  Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible. The Mid-Cap Growth Fund invests in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The opinions expressed above are those of the investment adviser, are subject to change, and any forecasts made cannot be guaranteed.

The Lipper Large Cap Growth Funds Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

The Lipper MidCap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc.

The Russell 1000® Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Russell Midcap® Growth Index is a market capitalization-weighted index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.  It is not possible to invest directly in an index.

Founded in 1938, Lowry’s Research Corporation’s (“Lowry’s”) has developed a series of indices and market indicators based around historical supply and demand forces in the market, including their proprietary Buying Power Index, Selling Pressure Index, OCO Unweighted Price Index and Intermediate Trend Sell signals.

Chase Funds

The (Chicago Board Options Exchange (CBOE)) Volatility Index shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk.

1
Lipper Analytical Services, Inc. is an independent mutual fund research and rating service.  Each Lipper average represents a universe of Funds with similar investment objectives.  Ranking for the periods shown include dividends and distributions reinvested and do not reflect sales charges.  Please note our Chase Funds do not have any sales charges but management fees and other expenses still apply. Please refer to the prospectus for further details.

Fee waivers are in effect for the Mid-Cap Growth Fund. In the absence of fee waivers, total return would be reduced.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult a tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Fund holdings are subject to change and are not a recommendation to buy or sell any security.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

The Price-Earnings Ratio (“P/E”) is the most common measure of how expensive a stock is.

The Return on Equity (“ROE”) is the amount earned on a company’s common stock investment for a given period.

Basis point is a unit that is equal to 1/100th of 1%.

The Book Value is the net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities.

(5/08)

Chase Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2008 (Unaudited)

Chase Growth Fund

Percentages represent market values as a percentage of total investments.

Chase Mid-Cap Growth Fund

Percentages represent market values as a percentage of total investments.

EXPENSE EXAMPLE at March 31, 2008 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/07 – 3/31/08).

Chase Funds

EXPENSE EXAMPLE at March 31, 2008 (Unaudited), Continued

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.48% in the Chase Mid-Cap Growth Fund, per the advisory agreement. Although the Fund(s) charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/07	Value 3/31/08	Period 10/1/07 – 3/31/08*
Chase Growth Fund (Class N)
Actual	$1,000.00	$ 935.00	$5.66
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.91

*
Expenses are equal to the Fund’s annualized expense ratio of 1.17% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/07	Value 3/31/08	Period 10/1/07 – 3/31/08*
Chase Growth Fund (Substantial Investor Class)
Actual	$1,000.00	$ 936.10	$4.45
Hypothetical (5% return before expenses)	$1,000.00	$1,020.40	$4.65

*
Expenses are equal to the Fund’s annualized expense ratio of 0.92% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/07	Value 3/31/08	Period 10/1/07 – 3/31/08*
Chase Mid-Cap Growth Fund (Class A)
Actual	$1,000.00	$ 894.30	$7.01
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.47

*
Expenses are equal to the Fund’s annualized expense ratio of 1.48% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2008 (Unaudited)

Shares	COMMON STOCKS: 96.4%	Value
	Beverage: 5.8%
406,800	The Coca-Cola Co.	$24,761,916
118,500	PepsiCo, Inc.	8,555,700
		33,317,616
	Biotechnology: 6.1%
250,000	Genentech, Inc.*	20,295,000
197,600	Genzyme Corp.*	14,729,104
		35,024,104
	Chemicals - Fertilizers: 4.6%
168,900	Potash Corporation of Saskatchewan Inc.+	26,214,969

	Chemicals - Specialty: 2.5%
168,300	Praxair, Inc.	14,175,909

	Computer Hardware: 3.9%
195,000	International Business Machines Corp.	22,452,300

	Conglomerates: 4.2%
211,300	Honeywell International Inc.	11,921,546
178,900	United Technologies Corp.	12,311,898
		24,233,444
	Defense: 6.6%
198,000	General Dynamics Corp.	16,507,260
214,400	Lockheed Martin Corp.	21,289,920
		37,797,180
	Drugs - Generic: 3.1%
392,800	Teva Pharmaceutical Industries Ltd. - ADR	18,143,432

	Energy/Oil & Gas Exploration & Production: 6.9%
134,700	Apache Corp.	16,274,454
148,600	Devon Energy Corp.	15,503,438
125,700	XTO Energy, Inc.	7,775,802
		39,553,694
	Energy/Oil Service: 4.3%
104,333	Transocean Inc.*	14,105,822
145,700	Weatherford International Ltd.*	10,558,879
		24,664,701

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2008 (Unaudited), Continued

Shares		Value
	Finance/Banks: 2.3%
168,600	State Street Corp.	$13,319,400

	Food: 2.0%
279,500	Archer-Daniels-Midland Co.	11,504,220

	Footwear: 1.0%
85,900	NIKE, Inc. - Class B	5,841,200

	Health Care Products: 3.6%
316,400	Johnson & Johnson	20,524,868

	Health Care Services: 1.6%
146,200	Express Scripts, Inc.*	9,403,584

	Household Products: 3.6%
264,500	Colgate-Palmolive Co.	20,607,195

	Insurance - Disability/Life: 3.7%
326,000	Aflac, Inc.	21,173,700

	Machinery: 4.5%
321,600	Deere & Co.	25,869,504

	Medical Products: 3.4%
337,600	Baxter International, Inc.	19,520,032

	Medical Supplies: 2.6%
171,800	Becton, Dickinson and Co.	14,749,030

	Railroad: 5.7%
159,900	Burlington Northern Santa Fe Corp.	14,745,978
324,200	CSX Corp.	18,177,894
		32,923,872
	Restaurants: 4.6%
470,000	McDonald’s Corp.	26,211,900

	Retail - Discount: 3.9%
424,400	Wal-Mart Stores, Inc.	22,357,392

	Retail - Drug Stores: 1.5%
212,500	CVS/Caremark Corp.	8,608,375

	Wireless Telecommunication: 4.4%
135,900	America Movil SAB de C.V. - ADR	8,655,471

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2008 (Unaudited), Continued

Shares		Value
	Wireless Telecommunication: 4.4%, Continued
220,800	Mobile TeleSystems - ADR	$16,747,680
		25,403,151
	Total Common Stocks (Cost $486,967,785)	553,594,772

	SHORT-TERM INVESTMENTS: 3.8%
21,751,182	Federated Treasury Cash Series II Fund	21,751,182
	Total Short-Term Investments (Cost $21,751,182)	21,751,182
	Total Investments in Securities (Cost $508,718,967): 100.2%	575,345,954
	Other Liabilities in Excess of Assets: (0.2%)	(1,184,296)
	Net Assets: 100.0%	$574,161,658

ADR - American Depositary Receipt
*	Non-income producing security.
+	U.S. traded security of a foreign issuer.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2008 (Unaudited)

Shares	COMMON STOCKS: 97.0%	Value
	Biotechnology: 1.7%
7,200	Techne Corp.*	$484,992

	Chemicals - Fertilizers: 2.2%
6,000	CF Industries Holdings, Inc.	621,720

	Chemicals - Specialty: 8.5%
10,300	Airgas, Inc.	468,341
17,900	Ecolab Inc.	777,397
19,600	Sigma-Aldrich Corp.	1,169,140
		2,414,878
	Computer Software & Services: 5.8%
23,200	Intuit Inc.*	626,632
30,600	MICROS Systems, Inc.*	1,029,996
		1,656,628
	Computer - Storage: 3.1%
32,900	Western Digital Corp.*	889,616

	Containers: 2.0%
8,500	Greif Inc. - Class A	577,405

	Defense: 3.5%
5,300	Alliant Techsystems Inc.*	548,709
4,000	L-3 Communications Holdings, Inc.	437,360
		986,069
	Electrical Equipment: 3.2%
20,700	Ametek, Inc.	908,937

	Electrical Instruments: 1.8%
5,400	Mettler-Toledo International Inc.*	524,448

	Energy/Integrated: 2.1%
7,400	Murphy Oil Corp.	607,836

	Energy/Oil & Gas Drilling: 3.7%
5,600	Atwood Oceanics, Inc.*	513,632
4,500	Diamond Offshore Drilling, Inc.	523,800
		1,037,432
	Energy/Oil & Gas Exploration & Production: 2.1%
9,300	Range Resources Corp.	590,085

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2008 (Unaudited), Continued

Shares		Value
	Energy/Oil Service: 5.0%
22,400	Cameron International Corp.*	$932,736
4,200	Core Laboratories N.V.*+	501,060
		1,433,796
	Engineering/Construction: 2.5%
9,600	Jacobs Engineering Group Inc.*	706,464

	Finance/Banks: 2.3%
10,000	Northern Trust Corp.	664,700

	Food: 2.9%
33,500	Flowers Food, Inc.	829,125

	Health Care Services: 8.3%
12,000	Amedisys, Inc.*	472,080
7,300	Covance Inc.*	605,681
7,300	Express Scripts, Inc.*	469,536
6,600	ICON plc - ADR*	428,274
9,500	Pharmaceutical Product Development, Inc.	398,050
		2,373,621
	Household Products: 3.0%
15,800	Church & Dwight Co., Inc.	856,992

	Internet Retail: 3.1%
7,400	Priceline.com, Inc.*	894,364

	Machinery: 3.9%
9,400	AGCO Corp.*	562,872
13,600	Donaldson Company, Inc.	547,808
		1,110,680
	Medical Products: 0.9%
6,000	ResMed Inc.*	253,080

	Medical Supplies: 2.8%
8,100	C. R. Bard, Inc.	780,840

	Medical Systems/Equipment: 1.8%
10,600	Varian Medical Systems, Inc.*	496,504

	Personal Care: 1.4%
6,000	Chattem, Inc.*	398,040

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2008 (Unaudited), Continued

Shares		Value
	Railroad: 1.7%
13,600	Genesee & Wyoming Inc. - Class A*	$467,840

	Retail - Discount: 3.1%
26,800	The TJX Companies, Inc.	886,276

	Retail - Specialty: 2.4%
13,400	GameStop Corp. - Class A*	692,914

	Service Companies: 3.0%
10,900	Copart, Inc.*	422,484
8,100	Stericycle, Inc.*	417,150
		839,634
	Shipping: 2.8%
13,800	Kirby Corp.*	786,600

	Utilities - Electric/Gas: 6.4%
14,600	Energen Corp.	909,580
16,200	Questar Corp.	916,272
		1,825,852
	Total Common Stocks (Cost $24,744,494)	27,597,368

	SHORT-TERM INVESTMENTS: 3.3%
940,156	Federated Treasury Cash Series II Fund	940,156
	Total Short-Term Investments (Cost $940,156)	940,156
	Total Investments in Securities (Cost $25,684,650): 100.3%	28,537,524
	Other Liabilities in Excess of Assets: (0.3%)	(88,278)
	Net Assets: 100.0%	$28,449,246

ADR - American Depositary Receipt
*	Non-income producing security.
+	U.S. traded security of a foreign issuer.

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2008 (Unaudited)

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
ASSETS
Investments in securities, at value
(identified cost $508,718,967 and $25,684,650, respectively)	$575,345,954	$28,537,524
Receivables
Securities sold	—	518,094
Fund shares issued	1,833,795	—
Dividends and interest	525,814	11,486
Prepaid expenses	34,471	4,451
Total assets	577,740,034	29,071,555

LIABILITIES
Payables
Securities purchased	—	573,584
Fund shares redeemed	2,937,000	—
Due to Custodian	36,702	2,028
Due to Advisor	358,941	16,885
Shareholder servicing fees	99,699	5,966
Custody fees	17,103	1,014
Administration fees	37,481	3,580
Transfer agent fees and expenses	19,491	3,021
Audit fees	9,400	8,659
Fund accounting fees	18,391	3,830
Chief Compliance Officer fee	2,233	115
Accrued expenses	41,935	3,627
Total liabilities	3,578,376	622,309
NET ASSETS	$574,161,658	$28,449,246

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2008 (Unaudited), Continued

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Class N Shares
Net assets applicable to shares outstanding	$477,099,404	$—
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	25,176,036	—
Net asset value, offering and redemption price per share	$18.95	$—
Substantial Investor Class Shares
Net assets applicable to shares outstanding	$97,062,254	$—
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	5,121,479	—
Net asset value, offering and redemption price per share	$18.95	$—
Class A Shares
Net assets applicable to shares outstanding	$—	$28,449,246
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	—	977,790
Net asset value, offering and redemption price per share	$—	$29.10

COMPONENTS OF NET ASSETS
Paid-in capital	$510,013,867	$25,949,218
Accumulated net investment income/(loss)	402,418	(138,381)
Accumulated net realized loss from investments	(2,881,614)	(214,465)
Net unrealized appreciation on investments	66,626,987	2,852,874
Net assets	$574,161,658	$28,449,246

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2008 (Unaudited)

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
INVESTMENT INCOME
Income
Dividends (Net of foreign taxes withheld
of $18,827 and $0, respectively)	$4,536,034	$68,846
Interest	230,160	14,370
Total income	4,766,194	83,216
Expenses
Advisory fees (Note 3)	2,249,916	112,296
Shareholder servicing fees (Class N Shares
and Class A Shares, respectively) (Note 4)	633,007	37,432
Administration fees (Note 3)	230,023	22,459
Transfer agent fees and expenses (Note 3)	63,000	9,459
Fund accounting fees (Note 3)	55,408	11,385
Custody fees (Note 3)	50,389	3,615
Registration fees	22,852	4,919
Printing and mailing expense	21,284	879
Miscellaneous	20,358	1,401
Insurance expense	15,363	2,641
Trustees fees	11,576	3,402
Audit fees	9,400	8,659
Legal fees	7,123	4,872
Chief Compliance Officer fee (Note 3)	4,465	225
Total expenses	3,394,164	223,644
Less: Expenses waived by Advisor (Note 3)	—	(2,047)
Net expenses	3,394,164	221,597
Net investment income/(loss)	1,372,030	(138,381)

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from investments	8,873,276	(174,256)
Net change in unrealized appreciation on investments	(49,223,598)	(3,013,204)
Net realized and unrealized loss on investments	(40,350,322)	(3,187,460)
Net Decrease in Net Assets Resulting from Operations	$(38,978,292)	$(3,325,841)

The accompanying notes are an integral part of these financial statements.

Chase Funds

(This Page Intentionally Left Blank.)

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year
	March 31, 2008	Ended
	(Unaudited)	Sept. 30, 2007
NET INCREASE/(DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$1,372,030	$994,130
Net realized gain from investments	8,873,276	40,774,897
Net change in unrealized
appreciation/(depreciation) on investments	(49,223,598)	61,890,422
Net increase/(decrease) in net assets
resulting from operations	(38,978,292)	103,659,449

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class N Shares	(800,124)	(1,877,699)
Substantial Investor Class Shares	(391,827)	—
From net realized gain on investments
Class N Shares	(44,038,806)	(18,965,356)
Substantial Investor Class Shares	(8,443,633)	—
Total distributions to shareholders	(53,674,390)	(20,843,055)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	45,862,108	(63,966,097)
Total increase/(decrease) in net assets	(46,790,574)	18,850,297

NET ASSETS
Beginning of period	620,952,232	602,101,935
End of period	$574,161,658	$620,952,232
Accumulated net investment income	$402,418	$222,339

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)  A summary of share transactions is as follows:

Class N Shares
	Six Months Ended		Year
	March 31, 2008		Ended
	(Unaudited)		Sept. 30, 2007
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	3,729,132	$75,106,436	7,126,792	$140,360,682
Shares issued on
reinvestments of distributions	1,943,444	39,879,465	1,024,260	19,542,879
Shares redeemed*	(4,567,893)	(95,118,166)	(15,174,419)	(300,353,609)
Net increase/(decrease)	1,104,683	$19,867,735	(7,023,367)	$(140,450,048)
* Net of redemption fees of		$9,761		$28,006

Substantial Investor Class Shares
	Six Months Ended		January 29, 2007**
	March 31, 2008		Through
	(Unaudited)		Sept. 30, 2007
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	989,295	$21,167,467	4,450,816	$87,639,095
Shares issued on
reinvestments of distributions	423,576	8,687,548	—	—
Shares redeemed	(181,915)	(3,860,642)	(560,293)	(11,155,144)
Net increase	1,230,956	$25,994,373	3,890,523	$76,483,951

**  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year
	March 31, 2008	Ended
	(Unaudited)	Sept. 30, 2007
NET INCREASE/(DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(138,381)	$(183,356)
Net realized gain/(loss) from investments	(174,256)	939,108
Net change in unrealized
appreciation/(depreciation) on investments	(3,013,204)	4,696,893
Net increase/(decrease) in net assets
resulting from operations	(3,325,841)	5,452,645

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments - Class A	(979,312)	(2,334,040)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares (a)	1,999,392	343,102
Total increase/(decrease) in net assets	(2,305,761)	3,461,707

NET ASSETS
Beginning of period	30,755,007	27,293,300
End of period	$28,449,246	$30,755,007
Accumulated net investment loss	$(138,381)	$—

(a)   A summary of share transactions is as follows:

Class A Shares
	Six Months Ended		Year
	March 31, 2008		Ended
	(Unaudited)		Sept. 30, 2007
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	75,812	$2,438,859	125,802	$3,778,233
Shares issued on reinvestments of distributions	28,656	937,320	80,757	2,298,346
Shares redeemed*	(42,753)	(1,376,787)	(188,446)	(5,733,477)
Net increase	61,715	$1,999,392	18,113	$343,102
* Net of redemption fees of		$—		$17

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class N Shares
	Six Months
	Ended		Year Ended September 30,
	March 31, 2008
	(Unaudited)		2007		2006		2005		2004		2003
Net asset value, beginning of period	$22.20		$19.36		$19.02		$16.15		$13.47		$13.29
Income from investment operations:
Net investment income/(loss)	0.04	(1)	0.03	(1)	0.04	(1)	(0.05	)(1)	(0.10)		(0.05)
Net realized and unrealized
gain/(loss) on investments	(1.33)		3.50		0.30		2.92		2.78		0.23
Total from investment operations	(1.29)		3.53		0.34		2.87		2.68		0.18
Less distributions:
From net investment income	(0.04)		(0.06)		—		—		—		—
From net realized gain
on investments	(1.92)		(0.63)		—		—		—		—
Total distributions	(1.96)		(0.69)		—		—		—		—
Paid-in capital from redemption fees	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(2)	0.00 (2)
Net asset value, end of period	$18.95		$22.20		$19.36		$19.02		$16.15		$13.47
Total return	(6.50	%)(3)	18.79%		1.79%		17.77%		19.90%		1.35%
Ratios/supplemental data:
Net assets, end of period (thousands)	$477,100		$534,456		$602,102		$484,325		$176,438		$104,499
Ratio of expenses to average net assets:
Before expense recoupment	1.17	%(4)	1.17	%(6)	1.17	%(6)	1.18%		1.31%		1.42%
After expense recoupment	1.17	%(4)	1.17	%(6)	1.17	%(6)	1.18%		1.37	%(5)	1.48%
Ratio of net investment
income/(loss) to average net assets:
Before expense recoupment	0.42	%(4)	0.16%		0.18%		(0.27%)		(0.71%)		(0.49%)
After expense recoupment	0.42	%(4)	0.16%		0.18%		(0.27%)		(0.77%)		(0.55%)
Portfolio turnover rate	88.85	%(3)	136.99%		163.94%		86.68%		84.09%		173.68%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Effective January 1, 2004, the Advisor contractually agreed to lower the net annual operating expense rate to 1.39%.
(6)	Effective June 21, 2007, the Advisor eliminated the expense cap.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Substantial Investor Class Shares
	Six Months Ended		January 29, 2007(1)
	March 31, 2008		Through
	(Unaudited)		September 30, 2007
Net asset value, beginning of period	$22.23		$19.04
Income from investment operations:
Net investment income	0.07	(2)	0.02	(2)
Net realized and unrealized gain/(loss) on investments	(1.34)		3.17
Total from investment operations	(1.27)		3.19
Less distributions:
From net investment income	(0.09)		—
From net realized gain on investments	(1.92)		—
Total distributions	(2.01)		—
Net asset value, end of period	$18.95		$22.23
Total return	(6.39	%)(3)	16.75	%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)	$97,062		$86,496
Ratio of expenses to average net assets	0.92	%(4)	0.92	%(4)
Ratio of net investment income to average net assets	0.64	%(4)	0.18	%(4)
Portfolio turnover rate	88.85	%(3)	136.99	%(3)(5)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate calculated for the year ended September 30, 2007.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class A Shares
	Six Months
	Ended		Year Ended September 30,
	March 31, 2008
	(Unaudited)		2007		2006		2005		2004	2003
Net asset value, beginning of period	$33.57		$30.39		$31.37		$24.51		$20.62	$19.49
Income from investment operations:
Net investment loss	(0.14)		(0.19	)(1)	(0.14	)(1)	(0.21	)(1)	(0.21)	(0.08)
Net realized and unrealized
gain/(loss) on investments	(3.30)		5.97		(0.24)		7.30		4.10	1.21
Total from investment operations	(3.44)		5.78		(0.38)		7.09		3.89	1.13
Less distributions:
From net realized
gain on investments	(1.03)		(2.60)		(0.60)		(0.23)		—	—
Total distributions	(1.03)		(2.60)		(0.60)		(0.23)		—	—
Paid-in capital from redemption fees	—		0.00	(1)(4)	0.00	(1)(4)	0.00	(1)(4)	—	—
Net asset value, end of period	$29.10		$33.57		$30.39		$31.37		$24.51	$20.62
Total return	(10.57	%)(2)	20.57%		(1.24%)		29.07%		18.87%	5.80%
Ratios/supplemental data:
Net assets, end of period (thousands)	$28,449		$30,755		$27,293		$17,202		$8,142	$3,668
Ratio of expenses to average net assets:
Before expense reimbursement	1.49	%(3)	1.52%		1.74%		2.34%		3.02%	7.27%
After expense reimbursement	1.48	%(3)	1.48%		1.48%		1.48%		1.48%	1.48%
Ratio of net investment loss
to average net assets:
Before expense reimbursement	(0.93	%)(3)	(0.68%)		(0.71%)		(1.63%)		(2.58%)	(6.67%)
After expense reimbursement	(0.92	%)(3)	(0.64%)		(0.45%)		(0.77%)		(1.04%)	(0.88%)
Portfolio turnover rate	65.81	%(2)	151.23%		119.98%		68.88%		80.95%	129.00%

(1)	Based on average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

The Chase Growth Fund and the Chase Mid-Cap Growth Fund (each a “Fund” and collectively, the “Funds”) are each a series of shares of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Chase Growth Fund (the “Growth Fund”) is a diversified fund.  The investment objective of the Growth Fund is growth of capital, and it intends to achieve its objective by investing primarily in common stocks of domestic companies with a large market capitalization of $10 billion and above.  The Growth Fund commenced operations on December 2, 1997.  Prior to January 29, 2007, the shares of the Growth Fund had no specific designation.  As of that date, all of the then outstanding shares were redesignated as Class N Shares.  As part of its multiple class plan, the Growth Fund also offers Substantial Investor Class Shares, which commenced operations on January 29, 2007.  Because the fees and expenses vary between the Class N Shares and the Substantial Investor Class Shares, performance will vary with respect to each class.  Under normal conditions, the Substantial Investor Class Shares are expected to have lower expenses than the Class N Shares which will result in higher total returns.

The Chase Mid-Cap Growth Fund (the “Mid-Cap Fund”) is also a diversified fund.  The investment objective of the Mid-Cap Fund is to seek to achieve capital appreciation by primarily investing in common stocks or securities convertible into common stock of U.S. companies that have a mid-size market capitalization.  The advisor considers a mid-cap security to be one that has a market capitalization of between $1 billion and $18 billion.  The Mid-Cap Fund only offers Class A Shares and commenced operations on September 1, 2002.

Shares of the Growth Fund Class N Shares and Mid-Cap Fund Class A Shares are offered through approved financial supermarkets, investment advisors and consultants, financial planners, broker-dealers and other investment professionals and their agents.  Substantial Investor Class Shares of the Growth Fund are offered to a limited category of investors, most notably to shareholders whose cumulative investment in the Growth Fund exceeds $1 million.  Substantial Investor Class Shares of the Growth Fund are typically not available through platforms, broker-dealers or other financial intermediaries.  They must be purchased directly through the Fund’s distributor, advisor or transfer agent.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2008 (Unaudited), Continued

A.
Security Valuation: The Funds’ investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price.  Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Short-term investments are valued at amortized cost, which approximates market value.  Investments in other mutual funds are valued at their net asset value.

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Effective March 31, 2008, the Funds adopted FIN 48.  Management of the Funds reviewed the tax positions in the open tax years 2005 to 2008 and determined that the implementation of FIN 48 had no impact on either Fund’s net assets or results of operations.

C.
Securities Transactions, Dividends and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2008 (Unaudited), Continued

income tax regulations which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of Growth Fund shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Redemption Fees: The Funds charge a 2% redemption fee to shareholders who redeem shares held for less than 60 days.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F.
REITs: The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

H.
New Accounting Pronouncement: In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Funds believe the adoption of SFAS 157 will have no material impact on their financial statements.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2008 (Unaudited), Continued

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended March 31, 2008, Chase Investment Counsel Corporation (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of each Fund. For the six months ended March 31, 2008, the Growth Fund and the Mid-Cap Fund incurred $2,249,916 and $112,296 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Mid-Cap Fund and to pay the Fund’s operating expenses to the extent necessary to limit the Mid-Cap Fund’s aggregate annual operating expenses to 1.48% of average daily net assets.  Any such reductions made by the Advisor in its fees or payment of expenses which are the Mid-Cap Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses. The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years in the Mid-Cap Fund.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the six months ended March 31, 2008, the Advisor reduced its fees and absorbed Fund expenses in the amount of $2,047 in the Mid-Cap Fund.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $176,789 at March 31, 2008 in the Mid-Cap Fund.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2008	$105,400
2009	59,114
2010	10,228
2011	2,047
$176,789

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2008 (Unaudited), Continued

the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian. For the six months ended March 31, 2008, the Growth Fund and the Mid-Cap Fund incurred the following expenses for administration, fund accounting, transfer agency, and custody:

	Growth Fund	Mid-Cap Fund
Administration	$230,023	$22,459
Fund accounting	55,408	11,385
Transfer agency	40,572	7,525
Custody	50,389	3,615

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.

For the six months ended March 31, 2008, the Growth Fund and the Mid-Cap Fund were allocated $4,465 and $225 of the Chief Compliance Officer fee, respectively.

NOTE 4 – SHAREHOLDER SERVICING FEE

The Growth Fund and Mid-Cap Fund have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Advisor, under which the Growth Fund Class N Shares and Mid-Cap Fund Class A Shares may pay servicing fees at an annual rate of 0.25% of the average daily net assets of each Fund. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the six months ended March 31, 2008, the Growth Fund Class N Shares and Mid-Cap Fund Class A Shares incurred shareholder servicing fees of $633,007 and $37,432 under the Agreement, respectively.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2008 (Unaudited), Continued

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2008, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Growth Fund	$519,765,432	$532,721,206
Mid-Cap Fund	19,665,285	19,133,247

NOTE 6 – LINE OF CREDIT

The Growth Fund and the Mid-Cap Fund have lines of credit in the amount of $26,500,000 and $7,500,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank, N.A.  During the six months ended March 31, 2008, the Funds did not draw upon the lines of credit.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

The tax character of distributions paid during the six months ended March 31, 2008 and the year ended September 30, 2007 was as follows:

Growth Fund

	Six Months Ended	Year Ended
	March 31, 2008	September 30, 2007
Ordinary income	$13,721,160	$1,877,699
Long-term capital gains	39,953,230	18,965,356

Mid-Cap Fund

	Six Months Ended	Year Ended
	March 31, 2008	September 30, 2007
Ordinary income	$22,705	$—
Long-term capital gains	956,607	2,334,040

Ordinary income distributions may include dividends paid from short-term capital gains.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2008 (Unaudited), Continued

As of September 30, 2007, the Funds’ most recently completed fiscal year end, the components of capital on a tax basis were as follows:

	Growth Fund	Mid-Cap Fund
Cost of investments	$502,247,971	$24,511,419
Gross unrealized appreciation	$116,176,891	$5,896,655
Gross unrealized depreciation	(1,060,985)	(30,577)
Net unrealized appreciation	$115,115,906	$5,866,078
Undistributed ordinary income	$8,562,440	$—
Undistributed long-term capital gain	33,122,127	939,103
Total distributable earnings	$41,684,567	$939,103
Other accumulated gains/(losses)	$—	$—
Total accumulated earnings/(losses)	$156,800,473	$6,805,181

Chase Funds

NOTICE TO SHAREHOLDERS at March 31, 2008 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2007

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-861-7556.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-888-861-7556.

Chase Funds

BOARD REVIEW OF ADVISORY AGREEMENTS (Unaudited)

At a meeting held on December 12, 2007, the Board, all of whom are independent and not interested persons of any advisor, the Distributor or any major service provider to the Funds, considered and approved the continuance of the Advisory Agreements for the Chase Growth Fund and Chase Mid-Cap Growth Fund for an additional one-year term.  Prior to the meeting, the Independent Trustees had requested detailed information from the Advisor and the Administrator regarding the Funds.  This information, together with the information provided to the Independent Trustees since each Fund’s inception, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of certain factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Advisory Agreements:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENTS.  The Board considered the Advisor’s specific responsibilities in all aspects of the day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of the key personnel at the Advisor involved in the day-to-day activities of the Funds, including administration, marketing and compliance.  The Board noted the Advisor’s commitment to responsible Fund growth.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the relationship between the Advisor and the Board, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior two years the Board had met with the Advisor to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its obligations under the Advisory Agreements and that the nature, overall quality, cost and extent of such investment advisory services were satisfactory.

2.
EACH FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees reviewed the short-term and long-term performance of the Funds on both an absolute basis and in comparison to its peer groups (large cap growth for the Chase Growth Fund, and mid cap growth for the Chase Mid-Cap Growth Fund), as compiled by Lipper, Inc. (an independent ranking and analytical organization that had independently selected funds that Lipper believed were appropriate for comparison purposes), and the Funds’ benchmark indices.

Chase Growth Fund. The Board noted the Fund’s year-to-date, one-year, three-year, five-year and since inception performance returns for the periods ended October 31, 2007. In

Chase Funds

BOARD REVIEW OF ADVISORY AGREEMENTS (Unaudited), Continued

particular, the Board noted that the Fund’s performance for the above periods was greater than or equal to the median of its peer group.  The Fund also outperformed its benchmark indices, the Russell 1000® Growth Index and Lipper Large Cap Growth Fund Index, for the year-to-date, three-year and since inception periods, while it underperformed these same indices for the five-year period, ended October 31, 2007.  For the one-year period, the Fund outperformed the Russell 1000® Growth Index and underperformed the Lipper Large Cap Growth Fund Index.  The Board also noted that the Fund ranked in the second quartile among its peers for all but the since inception period, for which it ranked in the first quartile among its peers.  The Board considered these comparisons helpful in its assessment as to whether the Advisor was obtaining for the Fund’s shareholders the total return performance that was available in the marketplace, given the Fund’s investment objectives, strategies, limitations and restrictions.  The Trustees also noted that during the course of the prior year they had met with the Advisor to discuss various performance topics and had been satisfied with the Advisor’s reports.  The Board concluded that the Advisor’s performance overall was satisfactory under current market conditions.

Chase Mid-Cap Growth Fund.  The Board noted the Fund’s year-to-date, one-year, three-year and five-year performance returns for the periods ending October 31, 2007.  In particular, the Board noted that the Fund’s performance for the above periods was below the median of its peer group and also trailed its benchmark index, the Russell MidCap® Growth Index, for the three-year and five-year periods. The Board noted that the Fund outperformed its benchmark index for the year-to-date and one-year periods ended October 31, 2007.  The Board considered these comparisons helpful in its assessment as to whether the Advisor was obtaining for the Fund’s shareholders the total return performance that was available in the marketplace, given the Fund’s investment objectives, strategies, limitations and restrictions.  The Trustees also noted that during the course of the prior year they had met with the Advisor to discuss various performance topics and had been satisfied with the Advisor’s reports.  The Board concluded that the Advisor’s performance overall was satisfactory under current market conditions.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEES UNDER THE ADVISORY AGREEMENTS.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed and compared each Fund’s fees and expenses to those funds in their respective peer group, all expense waivers and reimbursements, as well as the fees and expenses for similar types of accounts managed by the Advisor.  The Board viewed such information as a whole as useful in assessing whether the Advisor was providing services at a cost that was competitive with other similar funds.

Chase Funds

BOARD REVIEW OF ADVISORY AGREEMENTS (Unaudited), Continued

Chase Growth Fund.  The Trustees noted that the Fund’s gross contractual investment advisory fee was higher than the peer group average.  The Board also considered the Fund’s total expense ratio, noting that the Board approved the Advisor’s request to eliminate the Fund’s expense cap as of June 21, 2007, because the Fund had consistently operated with an annualized expense ratio that was lower than the expense cap.  In particular, the Trustees noted that the Fund’s total expense ratio for both share classes was lower than the peer group average.  The Trustees further noted that the Fund’s advisory fee was slightly higher than the fees charged by the Advisor to its other separately managed clients with similar investment policies and took into account the different nature of services provided to these accounts and other relevant differences between these accounts and the Fund.  After taking into account this information, the Board concluded that the fee paid to the Advisor was fair and reasonable in light of comparative performance and total expense information.

Chase Mid-Cap Growth Fund.  The Trustees noted that both the Fund’s gross contractual and net investment advisory fees were below the peer group average.  The Board also considered the Fund’s total expense ratio, noting that the Advisor had agreed to maintain an annual expense ratio of 1.48%.  The Board further noted that the Fund had consistently and clearly disclosed to shareholders the expense ratio that shareholders should expect to experience and the Advisor had honored its agreement to cap expenses.  The Trustees noted that the Fund’s total expense ratio was below its peer group average and the Fund’s advisory fee was slightly higher than the fees charged by the Advisor to its other separately managed clients with similar investment policies and took into account the different nature of services provided to these accounts and other relevant differences between these accounts and the Fund.  After taking into account this information and considering all waivers and reimbursements, the Board concluded that the fee paid to the Advisor was fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered whether the Funds were experiencing economies of scale and concluded that the Funds were experiencing modest economies of scales which were reflected in lower expenses and each Fund was expected to realize additional economies of scale as Fund assets continued to grow, even though certain Fund expenses would increase with asset growth and Chase Mid-Cap Growth Fund assets had to grow beyond the point where subsidization from the Advisor was no longer necessary and/or had been recaptured.  The Board therefore determined to revisit the issue of economies of scale at a future date.  The Board also noted that, although the Funds did not have advisory fee breakpoints, current asset levels did not warrant the introduction of breakpoints.

Chase Funds

BOARD REVIEW OF ADVISORY AGREEMENTS (Unaudited), Continued

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Advisor’s financial information and took into account both the direct and indirect benefits to the Advisor from advising the Funds.  The Board considered that the Advisor benefits from positive reputational value in advising the Funds.  The Board noted that the Advisor had waived a portion of its advisory fee for the Chase Mid-Cap Growth Fund.  After its review, the Board determined that the profitability to the Advisor from the Advisory Agreements was not excessive and that the Advisor had maintained adequate profit levels to support the services to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements; rather, the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangements with the Advisor, including advisory fees, were fair and reasonable to the Funds.  The Board (all the Trustees of which are Independent Trustees) therefore determined that the continuance of the Advisory Agreements was in the best interests of the Funds and their shareholders.

Advisor
Chase Investment Counsel Corporation
300 Preston Avenue, Suite 403
Charlottesville, VA 22902-5091

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103-3638

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street, First Floor
New York, NY  10022-3205

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedules of Investments.

Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.  The nominating committee recently approved a nominating committee charter, however, the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees did not change.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
                                                Douglas G. Hess, President

Date   6/2/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
                                                Douglas G. Hess, President
Date   6/2/08

By (Signature and Title)*    /s/ Cheryl L. King
                                                Cheryl L. King, Treasurer

Date   6/2/08

* Print the name and title of each signing officer under his or her signature.